EXHIBIT 99.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Paul Quadros, Chief Financial Officer of GenStar Therapeutics Corporation (the “Registrant”), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) the Quarterly Report on Form 10-Q of the Registrant, to which this certification is attached as an exhibit (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant for the periods covered by the Report.

Dated: November 14, 2002

/s/ PAUL D. QUADROS

Paul D. Quadros Chief Financial Officer